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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-4 of Muse Technologies, Inc. of our report dated March 17, 2000 (and all references to our Firm) relating to the financial statements of Advanced Visual Systems Inc., which are included in or made part of this Registration Statement.



Boston, Massachusetts                                       /s/ ARTHUR ANDERSEN
August 7, 2000